UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported: September 4, 2008

Tower Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50990	13-3894120
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
120 Broadway, 31st Floor
New York, NY 10271
(Address of principal executive offices)
(212) 655-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14b-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On Thursday, September 4, 2008 at 9:30 a.m. Eastern Time, Michael H. Lee, Chief Executive Officer of Tower Group, Inc., and Frank M. Colalucci, Chief Financial Officer will speak at the Keefe, Bruyette & Woods Insurance Conference being held in New York, N.Y. The presentation will be available via a live audio webcast which can be accessed at Tower’s website, http://www.twrgrp.com/. The event will also be archived on Tower’s website.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
     The following exhibits are filed as part of this report.

Number	Description

99.1	Investor Presentation
SIGNATURES
     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tower Group, Inc.
Registrant
Date: September 4, 2008	/s/ Francis M. Colalucci
FRANCIS M. COLALUCCI
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Investor Presentation